SEMI ANNUAL REPORT

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                                                             JUNE 30, 2002
MUTUAL DISCOVERY FUND



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FRANKLIN(R) TEMPLETON(R) INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE
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SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OMITTED]
DAVID J. WINTERS, CFA

PORTFOLIO MANAGER
MUTUAL DISCOVERY FUND

PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC

[PHOTO OMITTED]
TIMOTHY M. RANKIN, CFA

ASSISTANT PORTFOLIO MANAGER
MUTUAL DISCOVERY FUND

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SHAREHOLDER LETTER

CONTENTS

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YOUR FUND'S GOAL: MUTUAL DISCOVERY FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY
INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS AND BONDS. THE FUND MAY ALSO INVEST 50% OR MORE OF ITS ASSETS IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Mutual Discovery Fund's semiannual report for the six-month period ended June 30, 2002. In a persistently difficult investment environment, Mutual Discovery Fund - Class Z posted a 0.73% cumulative total return for the six months ended June 30, 2002, as shown in the Performance Summary beginning on page 8. Of course, we are never happy to report such small returns for our shareholders. However, against the backdrop of unprecedented capital destruction and deeply negative overall performance within the equities markets, we believe these results are quite acceptable. The Fund also compared very favorably to its benchmarks, the Standard & Poor's 500 Composite Index (S&P
500) and Morgan Stanley Capital International (MSCI) World Index, which weakened appreciably in tandem during the latter half of the reporting period and returned -13.15%


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 15.



CONTENTS


Shareholder Letter ........   1

Performance Summary .......   8

Financial Highlights &
Statement of Investments ..  10

Financial Statements ......  26

Notes to
Financial Statements ......  30

FUND CATEGORY

[GRAPHIC OMITTED]

Global
Growth
Growth & Income
Income
Tax-Free Income
and -8.60% during the six months under review.(1) We attribute our performance during the first half of 2002 primarily to our continued focus on individual securities, which are often misunderstood, and our stringent due diligence and investment discipline, which helps us avoid major mistakes. The past few years have reminded many investors that a single year of severe losses can eliminate the progress of several years' diligent efforts to grow capital. As such, preservation of capital has always been a key tenet of our investment philosophy.

The beginning of 2002 saw widespread expectations for rapid and robust economic recovery. While these hopes proved overly optimistic, the global economy still appeared to be on a stronger footing than at the end of 2001, even though it was struggling to gain momentum. One of the key components keeping the economy afloat was the strong fiscal and monetary policy prescription offered by the U.S. government and the Federal Reserve Board, which continued to stimulate business and consumer spending alike with short-term interest rates remaining at 40-year lows. As weaker economic data reflected the fragility of the U.S. economic recovery in the latter half of the reporting period, the U.S. dollar weakened appreciably against the euro, yen and pound. We generally hedge the Fund's currency exposure to focus on business fundamentals. Although we had partially removed our hedge versus the euro in the belief that it was undervalued, our remaining currency hedges proved a slight headwind for Fund performance.

The first six months of 2002 encompassed a period of substantial market volatility and broadly negative stock returns, driven

1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged MSCI World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

largely by bad economic, corporate and geopolitical news and declining investor confidence. Problematic accounting and auditing practices, as well as board complacency, questionable analyst independence and SEC investigations into several major corporations contributed to significant investor skittishness. Lack of trust had become the biggest cloud hanging over the already troubled markets by period-end. The great boom areas of the late 1990s -- technology, media and telecommunications -- were the same industries suffering the heaviest losses during the reporting period. Throughout the past few years' bull and bear markets, we have remained disciplined in our investment approach. At Mutual Series, we focus on the value of businesses and buy only securities that are trading at meaningful discounts to our estimate of intrinsic value. We build a portfolio of securities whose returns are largely dependent upon individual drivers rather than the movements of overall markets or industries. Our three-pronged approach of investing in undervalued common stocks with a willingness to be activists when necessary, investing in bankruptcy and distressed companies, and participating in arbitrage opportunities has produced solid returns over time with less risk than the overall market.

The top three contributors to Fund performance this reporting period were British American Tobacco (BAT), the second-largest global tobacco company; Irish Life & Permanent, a financial services company; and Imperial Tobacco Group, a U.K.-based tobacco company. BAT's and Imperial's stock prices rose as investors sought businesses with assured prospects in an uncertain economy, solid cash flows and low valuations. Imperial also benefited from its acquisition of Reemtsma, a private German


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/02

U.S.                      37.2%
U.K.                      11.3%
France                     6.9%
Canada                     5.0%
Spain                      4.3%
Switzerland                3.5%
Netherlands                2.5%
Irish Republic             2.5%
Denmark                    2.0%
Norway                     1.8%
Japan                      1.8%
Sweden                     1.8%
Belgium                    1.7%
Germany                    1.5%
South Korea                0.9%
Other Countries            2.2%
U.S. Government Agencies
& Other Net Assets        13.1%

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securites
6/30/02

                       % OF TOTAL
                       NET ASSETS
----------------------------------

Insurance                     7.5%
Tobacco                       7.1%
Media                         6.0%
Banks                         5.3%
Diversified Financials        5.1%
Food Products                 5.0%
Beverages                     4.5%
Construction & Engineering    3.4%
Oil & Gas                     3.3%
Paper & Forest Products       2.8%



tobacco company. We have confidence in the operating abilities of both companies' management teams, and believe continued tobacco industry consolidation bodes well for improving financial returns. Irish Life rose mainly due to its solid operational performance and the Irish economy's continued strength. We purchased this well-capitalized company when investors shunned Irish financial stocks as unexciting, slow-growth investments compared with the once-booming technology, media and telecommunications companies.

We sustained our biggest losses during the reporting period in our telecommunications and cable positions, namely Adelphia Communications (debt securities), and the stocks of Sprint/FON Group and AT&T Wireless. We are generally attracted to areas with difficult environments and poorly performing securities; we have found that these areas typically provide favorable long-term opportunities. The telecommunications sector certainly performed poorly, routed by plummeting demand and negative earnings surprises; however, we misjudged the extent of the telecommunications market's many difficulties and, in retrospect, bought these securities too early. We underestimated the industry's competitive intensity, the impact that financially strapped players would have on pricing dynamics, and the extent to which a weak economy would result in slower demand growth. Additionally, in the case of Adelphia, we initially purchased subordinated debt securities that turned out to be less protected than we thought as the company revealed improper accounting practices that overstated cash flows.

During the first half of 2002, market volatility presented us with opportunities to add to existing positions and establish new ones. One position we increased significantly was Groupe Danone, a food company with strategic positions in yogurt, cookies, snacks and bottled water. Danone experienced some difficulties in its U.S. and Chinese water businesses, which presented us with an opportunity to purchase shares at an attractive valuation. We believe management is appropriately addressing its quandaries, including a recent partnership with Coca-Cola to distribute its bottled water in the U.S. Additionally, we believe the businesses at Danone could make an attractive acquisition target for any one of several larger food companies.

Another position we added to is Conoco, whose proposed merger with Phillips Petroleum offers what we believe to be significant strategic and financial synergies that could position the combined entity to create substantial value going forward. We also initiated a position in Solvay, a Belgian chemicals/pharmaceuticals hybrid. We believed Solvay's shares were trading at a significant discount to their underlying value, and the management has shown willingness to restructure the business proactively in the interest of shareholders.

We also took opportunities to sell positions that we thought became fully valued. For example, we eliminated USA Interactive at a profit after the company announced a deal in which it sold a significant portion of its assets to Vivendi Universal. We also sold our position in Swedish Match when it became fully valued due to investor speculation that the company had become an acquisition target. We sold most of the Fund's stake in the equity of PG&E, parent of California utility Pacific Gas & Electric, after the stock more than doubled from our cost basis in the first half of 2001. Lastly, we sold Tyco International on negative news, after it became apparent that the company's accounting policies were questionable.

Looking forward, it is impossible to predict how the overall securities markets will fare. Regardless, we believe Mutual Discovery Fund is well-positioned no matter how the markets perform, with securities specifically chosen for their limited downside and significant appreciation potential. On June 30, 2002, the Fund held 6.4% of its total net assets in distressed/bankruptcy positions and 13.1% in cash (U.S.

TOP 10 HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
----------------------------------

Berkshire Hathaway
Inc., A & B                   2.6%
INSURANCE, U.S.

British American
Tobacco PLC                   1.6%
TOBACCO, U.K.

Lagardere SCA                 1.5%
MEDIA, FRANCE

Altadis SA                    1.5%
TOBACCO, SPAIN

Carlsberg AS, B               1.5%
BEVERAGES, DENMARK

Imperial Tobacco Group PLC    1.4%
TOBACCO, U.K.

Vinci SA                      1.4%
CONSTRUCTION &
ENGINEERING, FRANCE

Brown-Forman Corp., A & B     1.4%
BEVERAGES, U.S.

Kroger Co.                    1.3%
FOOD & DRUG RETAILING, U.S.

Irish Life & Permanent PLC    1.3%
DIVERSIFIED FINANCIALS,
IRISH REPUBLIC

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

government agencies and other net assets). This shift in the Fund's mix compares with 5.2% of total net assets in distressed/bankruptcy positions and 22.6% in cash at year-end 2001. We have been finding attractive opportunities in undervalued equities in the U.S. and abroad, as well as in the distressed arena as more companies are finding themselves in financial trouble. We are still seeing relatively few attractive arbitrage opportunities. Historically, periods of financial stress and market weakness have given rise to attractive opportunities to invest your capital.

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued securities, distressed debt and risk arbitrage. We will continue to work diligently to find the most attractive long-term investment opportunities globally, those offering little downside risk and substantial upside potential.

Thank you for your participation in Mutual Discovery Fund. We welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,
/S/DAVID J. WINTERS
David J. Winters, CFA
Portfolio Manager

/S/TIMOTHY M. RANKIN
Timothy M. Rankin, CFA
Assistant Portfolio Manager

Mutual Discovery Fund

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS Z                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         +$0.01          $18.20    $18.19
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0452
Short-Term Capital Gain       $0.0793
                              -------
     Total                    $0.1245

CLASS A                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         -$0.02          $18.06    $18.08
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0400
Short-Term Capital Gain       $0.0793
                              -------
     Total                    $0.1193

CLASS B                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         -$0.07          $17.80    $17.87
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0342
Short-Term Capital Gain       $0.0793
                              -------
     Total                    $0.1135

CLASS C                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)         -$0.07          $17.96    $18.03
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0303
Short-Term Capital Gain       $0.0793
                              -------
    Total                     $0.1096

CLASS R                        CHANGE         6/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)         -$0.03          $18.05    $18.08
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income               $0.0447
Short-Term Capital Gain       $0.0793
                              -------
     Total                    $0.1240


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


8            Past performance does not guarantee future results.

PERFORMANCE

                                                                 INCEPTION
CLASS Z                              6-MONTH  1-YEAR   5-YEAR    (12/31/92)
---------------------------------------------------------------------------
Cumulative Total Return(1)             0.73%  -4.24%    54.18%     297.28%
Average Annual Total Return(2)         0.73%  -4.24%     9.05%      15.64%
Value of $10,000 Investment(3)       $10,073  $9,576   $15,418     $39,728


                                                                 INCEPTION
CLASS A                              6-MONTH  1-YEAR    5-YEAR    (11/1/96)
---------------------------------------------------------------------------
Cumulative Total Return(1)             0.54%  -4.56%    51.39%      80.39%
Average Annual Total Return(2)        -5.23% -10.03%     7.37%       9.83%
Value of $10,000 Investment(3)        $9,477  $8,997   $14,268     $17,000


                                                                 INCEPTION
CLASS B                              6-MONTH  1-YEAR    3-YEAR     (1/1/99)
---------------------------------------------------------------------------
Cumulative Total Return(1)             0.23%  -5.20%    22.68%      39.07%
Average Annual Total Return(2)        -3.75%  -8.85%     6.24%       9.24%
Value of $10,000 Investment(3)        $9,625  $9,115   $11,992     $13,607


                                                                 INCEPTION
CLASS C                              6-MONTH  1-YEAR    5-YEAR    (11/1/96)
---------------------------------------------------------------------------
Cumulative Total Return(1)             0.21%  -5.19%    46.73%      74.19%
Average Annual Total Return(2)        -1.77%  -7.05%     7.75%      10.10%
Value of $10,000 Investment(3)        $9,823  $9,295   $14,523     $17,243


                                                                 INCEPTION
CLASS R                                                            (1/1/02)
---------------------------------------------------------------------------
Cumulative Total Return(1)                                           0.51%
Aggregate Total Return(4)                                           -0.49%
Value of $10,000 Investment(3)                                      $9,951




PERFORMANCE SUMMARY (CONT.)

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                            9

MUTUAL DISCOVERY FUND

Financial Highlights

                                                                                                CLASS Z
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2002  ---------------------------------------------------------
                                                             (UNAUDITED)       2001       2000        1999        1998        1997
                                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................     $18.19        $18.93     $21.10      $17.27      $18.89      $17.18
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...................................        .19           .37        .36         .25         .38         .39
 Net realized and unrealized gains (losses) ..............       (.06)         (.14)      2.14        4.32        (.71)       3.49
                                                          --------------------------------------------------------------------------
Total from investment operations .........................        .13           .23       2.50        4.57        (.33)       3.88
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ...................................       (.04)         (.34)      (.63)       (.42)       (.48)       (.81)
 Net realized gains ......................................       (.08)         (.63)     (4.04)       (.32)       (.81)      (1.36)
                                                          --------------------------------------------------------------------------
Total distributions ......................................       (.12)         (.97)     (4.67)       (.74)      (1.29)      (2.17)
                                                          --------------------------------------------------------------------------
Net asset value, end of period ...........................     $18.20        $18.19     $18.93      $21.10      $17.27      $18.89
                                                          ==========================================================================
Total return* ............................................       .73%         1.26%     12.59%      26.80%     (1.90)%      22.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................ $1,927,381    $1,931,117 $2,010,578  $2,038,298  $2,514,144  $3,879,550
Ratios to average net assets:
 Expenses(a) .............................................      1.01%**       1.04%      1.05%       1.05%       1.01%        .98%
 Expenses, excluding waiver and payments by affiliate(a)..      1.01%**       1.04%      1.07%       1.11%       1.04%       1.00%
 Net investment income ...................................      2.02%**       1.93%      1.64%       1.33%       1.81%       1.82%
Portfolio turnover rate ..................................     19.53%        59.32%     75.34%      87.67%      83.57%      58.15%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
   Expenses ..............................................      1.01%**       1.02%      1.02%       1.03%       1.00%        .98%
   Expenses, excluding waiver and payments by affiliate ..      1.01%**       1.02%      1.04%       1.09%       1.03%       1.00%


*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                                                CLASS A
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2002  ---------------------------------------------------------
                                                             (UNAUDITED)+      2001+     2000+       1999+        1998        1997+
                                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $18.08        $18.83     $21.00      $17.19      $18.83      $17.15
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................         .16           .30        .28         .18         .32         .27
 Net realized and unrealized gains (losses) .............        (.06)         (.14)      2.14        4.30        (.74)       3.54
                                                          --------------------------------------------------------------------------
Total from investment operations ........................         .10           .16       2.42        4.48        (.42)       3.81
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................        (.04)         (.28)      (.55)       (.35)       (.41)       (.77)
 Net realized gains .....................................        (.08)         (.63)     (4.04)       (.32)       (.81)    (  1.36)
                                                          --------------------------------------------------------------------------
Total distributions .....................................        (.12)         (.91)     (4.59)       (.67)      (1.22)      (2.13)
                                                          --------------------------------------------------------------------------
Net asset value, end of period ..........................      $18.06        $18.08     $18.83      $21.00      $17.19      $18.83
                                                          ==========================================================================
Total return* ...........................................        .54%          .86%     12.27%      26.38%     (2.37)%      22.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................  $1,016,473      $911,434   $877,528    $844,462    $859,848    $693,952
Ratios to average net assets:
 Expenses(a) ............................................       1.36%**       1.39%      1.40%       1.40%       1.36%       1.33%
 Expenses, excluding waiver and payments by affiliate(a)        1.36%**       1.39%      1.42%       1.46%       1.39%       1.35%
 Net investment income ..................................       1.72%**       1.57%      1.30%        .98%       1.46%       1.39%
Portfolio turnover rate .................................      19.53%        59.32%     75.34%      87.67%      83.57%      58.15%

(a)Excluding dividend expense on securities sold short,
   the ratios of expenses and expenses, excluding waiver
   and payments by affiliate to average net assets, would
   have been:
   Expenses .............................................       1.36%**       1.37%       1.37%      1.38%       1.35%       1.33%
   Expenses, excluding waiver and payments by affiliate..       1.36%**       1.37%       1.39%      1.44%       1.38%       1.35%


*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                                          CLASS B
                                                                      ----------------------------------------------
                                                                     SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,
                                                                       JUNE 30, 2002 ------------------------------
                                                                        (UNAUDITED)     2001      2000   1999++
                                                                      ----------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................      $17.87     $18.66    $20.90   $17.19
                                                                      ----------------------------------------------
Income from investment operations:
 Net investment income ..............................................         .11        .16       .15      .01
 Net realized and unrealized gains (losses) .........................        (.07)      (.12)     2.11     4.33
                                                                      ----------------------------------------------
Total from investment operations ....................................         .04        .04      2.26     4.34
                                                                      ----------------------------------------------
Less distributions from:
 Net investment income ..............................................        (.03)      (.20)     (.46)    (.31)
 Net realized gains .................................................        (.08)      (.63)    (4.04)    (.32)
                                                                      ----------------------------------------------
Total distributions .................................................        (.11)      (.83)    (4.50)    (.63)
                                                                      ----------------------------------------------
Net asset value, end of period ......................................      $17.80     $17.87    $18.66   $20.90
                                                                      ==============================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................     $60,296    $41,346   $19,949   $8,090
Ratios to average net assets:
 Expenses(a) ........................................................        2.00%**    2.04%     2.05%    2.05%
 Expenses, excluding waiver and payments by affiliate(a) ............        2.00%**    2.04%     2.07%    2.11%
 Net investment income ..............................................        1.17%**     .85%      .70%     .08%
Portfolio turnover rate .............................................       19.53%     59.32%    75.34%   87.67%

(a)Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets, would have been:
Expenses ............................................................           2.00%**    2.02%     2.02%    2.03%
Expenses, excluding waiver and payments by affiliate ................           2.00%**    2.02%     2.04%    2.09%


*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding.
++Effective date of Class B shares was January 1, 1999.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                                                CLASS C
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED               YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2002  ---------------------------------------------------------
                                                             (UNAUDITED)+      2001+      2000+       1999+       1998        1997+
                                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $18.03        $18.77     $20.95      $17.15      $18.79      $17.17
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................         .10           .18        .14         .06         .23         .15
 Net realized and unrealized gains (losses) .............        (.05)         (.13)      2.13        4.28        (.75)       3.52
                                                          --------------------------------------------------------------------------
Total from investment operations ........................         .05           .05       2.27        4.34        (.52)       3.67
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................        (.03)         (.16)      (.41)       (.22)       (.31)       (.69)
 Net realized gains .....................................        (.08)         (.63)     (4.04)       (.32)       (.81)      (1.36)
                                                          --------------------------------------------------------------------------
Total distributions .....................................        (.11)         (.79)     (4.45)       (.54)      (1.12)      (2.05)
Net asset value, end of period ..........................      $17.97        $18.03     $18.77      $20.95      $17.15      $18.79
                                                          ==========================================================================
Total return* ...........................................        .21%          .25%     11.53%      25.57%     (2.97)%      21.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................    $592,408      $561,808   $554,968    $541,919    $563,761    $402,625
Ratios to average net assets:
 Expenses(a) ............................................       2.00%**       2.03%      2.04%       2.04%       2.01%       1.98%
 Expenses, excluding waiver and payments by affiliate(a)        2.00%**       2.03%      2.07%       2.10%       2.03%       2.00%
 Net investment income ..................................       1.05%**        .93%       .65%        .35%        .81%        .74%
Portfolio turnover rate .................................      19.53%        59.32%     75.34%      87.67%      83.57%      58.15%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have been:
Expenses ................................................        2.00%**       2.01%      2.01%       2.02%       2.00%       1.98%
Expenses, excluding waiver and payments by affiliate ....        2.00%**       2.01%      2.04%       2.08%       2.02%       2.00%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                          CLASS R
                                                                     ----------------
                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 2002
                                                                        (UNAUDITED)+
                                                                     ----------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................       $18.08
                                                                     ----------------
Income from investment operations:
 Net investment income ............................................          .22
 Net realized and unrealized losses ...............................         (.12)
                                                                     ----------------
Total from investment operations ..................................          .10
Less distributions from:
 Net investment income ............................................         (.05)
 Net realized gains ...............................................         (.08)
                                                                     ----------------
Total distributions ...............................................         (.13)
Net asset value, end of period ....................................       $18.05
                                                                     ================
Total return* .....................................................          .51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................       $1,091
Ratios to average net assets:
 Expenses(a) ......................................................         1.52%**
 Expenses, excluding waiver and payments by affiliate(a) ..........         1.52%**
 Net investment income ............................................         2.48%**
Portfolio turnover rate ...........................................        19.53%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have been:
Expenses ..........................................................         1.52%**
Expenses, excluding waiver and payments by affiliate ..............         1.52%**

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class R shares was January 2, 2002.
++Based on average weighted shares outstanding.

14                    See notes to financial statements.

MUTUAL DISCOVERY FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)


                                                                                                    SHARES/
                                                                                     COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 77.9%
     AEROSPACE & DEFENSE .1%
     Honeywell International Inc. ..............................................   United States     59,000    $   2,078,570
                                                                                                               --------------
     AUTO COMPONENTS .7%
     Trelleborg AB, B ..........................................................      Sweden      2,445,188       24,078,202
                                                                                                               --------------
     AUTOMOBILES .3%
     Ford Motor Co. ............................................................   United States    690,400       11,046,400
                                                                                                               --------------
     BANKS 5.3%
    *Banca Nazionale del Lavoro SpA ............................................       Italy      4,480,820        7,810,547
     Bank of America Corp. .....................................................   United States    404,100       28,432,476
     Bank of Ireland ...........................................................  Irish Republic  2,143,126       26,626,101
    *Credit Suisse Group .......................................................    Switzerland     777,120       24,672,548
     Danske Bank ...............................................................      Denmark       912,480       16,801,404
     DNB Holding ASA ...........................................................      Norway      6,037,335       32,904,735
     Fleet Boston Financial Corp. ..............................................   United States  1,066,000       34,485,100
     Gjensidige Norway Sparebank, 144A .........................................      Norway         64,850        2,402,396
     Greenpoint Financial Corp. ................................................   United States    178,296        8,754,333
*(R)+Nippon Investment LLC .....................................................       Japan      8,656,000        9,306,066
                                                                                                               --------------
                                                                                                                 192,195,706
                                                                                                               --------------
     BEVERAGES 4.5%
     Allied Domecq PLC .........................................................  United Kingdom  2,956,700       19,390,303
     Brown-Forman Corp., A .....................................................   United States     75,600        5,299,560
     Brown-Forman Corp., B .....................................................   United States    638,040       44,024,760
     Carlsberg AS, B ...........................................................      Denmark     1,043,115       54,638,763
     Coca-Cola West Japan Co. Ltd. .............................................       Japan        557,560       10,419,943
     Heineken Holding NV, A ....................................................    Netherlands     864,129       29,306,105
                                                                                                               --------------
                                                                                                                 163,079,434
                                                                                                               --------------
    *BIOTECHNOLOGY .1%
     Immunex Corp. .............................................................   United States    136,300        3,044,942
                                                                                                               --------------
     CHEMICALS 2.7%
     Akzo Nobel NV .............................................................    Netherlands     805,800       35,087,029
     ChemFirst Inc. ............................................................   United States    485,200       13,900,980
     Solvay SA .................................................................      Belgium       377,485       27,177,309
     Syngenta AG ...............................................................    Switzerland     322,500       19,383,588
                                                                                                               --------------
                                                                                                                  95,548,906
                                                                                                               --------------
     COMMERCIAL SERVICES & SUPPLIES 1.4%
    *Alderwoods Group Inc. .....................................................   United States    463,822        3,552,876
    *Cendant Corp. .............................................................   United States  1,101,600       17,493,408
    *Republic Services Inc. ....................................................   United States    932,000       17,773,240
     Waste Management Inc. .....................................................   United States    462,200       12,040,310
                                                                                                               --------------
                                                                                                                  50,859,834
                                                                                                               --------------
    *COMPUTERS & PERIPHERALS
     DecisionOne Corp. .........................................................   United States     87,619          175,238
                                                                                                               --------------

MUTUAL DISCOVERY FUND


                                                                                                    SHARES/
                                                                                     COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     CONSTRUCTION & ENGINEERING 3.4%
     Acciona SA ................................................................       Spain        454,635    $  19,841,116
     Actividades de Construcciones y Servicios SA ..............................       Spain        539,984       17,385,121
     Fomento de Construcciones y Contratas SA ..................................       Spain        329,077        8,027,378
     Grupo Dragados SA .........................................................       Spain      1,497,301       26,691,044
     Vinci SA ..................................................................      France        745,472       50,541,847
                                                                                                               --------------
                                                                                                                 122,486,506
                                                                                                               --------------
     CONSTRUCTION MATERIALS 1.0%
     Ciments Francais SA .......................................................      France        399,572       19,640,020
     RMC Group PLC .............................................................  United Kingdom  1,690,650       16,917,838
                                                                                                               --------------
                                                                                                                  36,557,858
                                                                                                               --------------
     DIVERSIFIED FINANCIALS 5.1%
 *(R)A.B. Watley Group Inc. ....................................................   United States    128,355           19,253
     Bear Stearns Cos. Inc. ....................................................   United States    175,325       10,729,890
     Brascan Corp., A ..........................................................      Canada      1,431,400       32,930,953
     E-L Financial Corp. Ltd. ..................................................      Canada        125,000       22,601,749
     Invik & Co. AB, B .........................................................      Sweden        155,972        4,582,196
     Irish Life & Permanent PLC ................................................  Irish Republic  3,181,265       46,356,878
     JP Morgan Chase & Co. .....................................................   United States    196,780        6,674,777
     Pargesa Holdings SA .......................................................    Switzerland      19,717       40,619,736
    *Principal Financial Group. ................................................   United States    453,400       14,055,400
     Value Catalyst Fund Ltd. ..................................................  Cayman Islands     30,000        3,379,200
                                                                                                               --------------
                                                                                                                 181,950,032
                                                                                                               --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
     BCE Inc. ..................................................................      Canada        793,700       13,771,940
    *McLeodUSA Inc., wts., 4/16/07 .............................................   United States    230,592           28,824
     Sprint Corp. FON Group ....................................................   United States  2,602,000       27,607,220
     Telephone & Data Systems Inc. .............................................   United States    341,150       20,656,633
                                                                                                               --------------
                                                                                                                  62,064,617
                                                                                                               --------------
     ELECTRIC UTILITIES 1.4%
     Constellation Energy Group Inc. ...........................................   United States    255,400        7,493,436
     E.ON AG ...................................................................      Germany       373,800       21,780,635
     Endesa SA .................................................................       Spain        967,400       14,053,937
     Endesa SA, ADR ............................................................       Spain         42,900          614,328
    *PG & E Corp. ..............................................................   United States    284,500        5,089,705
                                                                                                               --------------
                                                                                                                  49,032,041
                                                                                                               --------------
     ELECTRICAL EQUIPMENT .6%
     Kidde PLC .................................................................  United Kingdom 17,064,322       22,368,864
                                                                                                               --------------
    *FOOD & DRUG RETAILING 1.9%
     Kroger Co. ................................................................   United States  2,424,500       48,247,550
     Safeway Inc. ..............................................................   United States    661,700       19,315,023
                                                                                                               --------------
                                                                                                                  67,562,573
                                                                                                               --------------


MUTUAL DISCOVERY FUND


                                                                                                    SHARES/
                                                                                     COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     FOOD PRODUCTS 5.0%
     Cadbury Schweppes PLC .....................................................  United Kingdom  3,277,019    $  24,550,420
     Farmer Brothers Co. .......................................................   United States     81,152       29,439,511
     Greencore Group PLC .......................................................  Irish Republic  5,685,959       16,284,745
     Groupe Danone .............................................................      France        267,300       36,746,622
     Lotte Confectionary Co. Ltd. ..............................................    South Korea      11,931        6,476,262
     Nestle SA .................................................................    Switzerland     161,615       37,682,113
     Orkla ASA .................................................................      Norway      1,518,232       29,335,666
     Weetabix Ltd., A ..........................................................  United Kingdom     23,700          876,025
                                                                                                               --------------
                                                                                                                 181,391,364
                                                                                                               --------------
     HEALTH CARE PROVIDERS & SERVICES 1.3%
     CIGNA Corp. ...............................................................   United States    175,700       17,116,694
    *Genesis Health Ventures Inc. ..............................................   United States    241,142        4,844,543
    *Kindred Healthcare Inc. ...................................................   United States    467,370       19,815,787
    *Kindred Healthcare Inc., wts., Series A, 4/20/06 ..........................   United States     88,766        1,585,361
    *Kindred Healthcare Inc., wts., Series B, 4/20/06 ..........................   United States    221,915        3,258,211
                                                                                                               --------------
                                                                                                                  46,620,596
                                                                                                               --------------
    *HOTELS RESTAURANTS & LEISURE .1%
     Fine Host Corp. ...........................................................   United States    212,022        2,099,018
     Moevenpick Holding AG .....................................................    Switzerland       2,732        1,018,821
                                                                                                               --------------
                                                                                                                   3,117,839
                                                                                                               --------------
     HOUSEHOLD PRODUCTS .7%
     Kimberly-Clark Corp. ......................................................   United States    377,900       23,429,800
                                                                                                               --------------
     INSURANCE 7.4%
    *Alleghany Corp. ...........................................................   United States     69,332       13,242,412
     Assurances Generales de France AGF ........................................      France        171,400        7,874,623
    *Berkshire Hathaway Inc., A ................................................   United States        853       56,980,400
    *Berkshire Hathaway Inc., B ................................................   United States     16,290       36,391,860
     Industrial Alliance Life Insurance Co. ....................................      Canada         46,290        1,262,787
     IPC Holdings Ltd. .........................................................      Bermuda       325,665        9,945,809
     MBIA Inc. .................................................................   United States    397,950       22,496,113
 *(R)Montpelier Re Holdings Ltd. ...............................................      Bermuda        23,580        2,324,988
     Muenchener Rueckversicherungs-Gesellschaft ................................      Germany        69,800       16,509,738
     Old Republic International Corp. ..........................................   United States    700,700       22,072,050
 *(R)Olympus Re Holdings Ltd. ..................................................      Bermuda        47,160        5,031,500
    *Prudential Financial Inc. .................................................   United States    267,900        8,937,144
    *Travelers Property Casualty ...............................................   United States    473,810        8,386,437
    +United Fire & Casualty Co. ................................................   United States    595,200       22,486,656
  (R)White Mountains Insurance Group Inc. (Restricted) .........................   United States    110,000       33,074,250
                                                                                                               --------------
                                                                                                                 267,016,767
                                                                                                               --------------
*(R)+LEISURE EQUIPMENT & PRODUCTS .2%
     Hancock LLC ...............................................................   United States  8,758,216        8,758,216
                                                                                                               --------------

MUTUAL DISCOVERY FUND


                                                                                                    SHARES/
                                                                                    COUNTRY       WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
    *MACHINERY .8%
     Alfa Laval AB .............................................................      Sweden      1,684,100    $  16,858,500
     Joy Global Inc. ...........................................................   United States    680,745       12,076,416
                                                                                                               --------------
                                                                                                                  28,934,916
                                                                                                               --------------
     MARINE .7%
     Koninklijke Nedlloyd Groep NV .............................................    Netherlands     527,915        9,827,761
     Peninsular & Oriental Steam Navigation Co. ................................  United Kingdom  4,174,513       15,334,842
                                                                                                               --------------
                                                                                                                  25,162,603
                                                                                                               --------------
     MEDIA 6.0%
    +Astral Media Inc., A ......................................................      Canada      1,185,600       16,136,445
    *Hispanic Broadcasting Corp., A ............................................   United States     38,500        1,004,850
     Lagardere SCA .............................................................      France      1,285,800       55,670,254
    *Liberty Media Corp., A ....................................................   United States  2,803,700       28,037,000
     NV Holdingsmig de Telegraaf ...............................................    Netherlands     865,945       16,180,453
     Omnicom Group Inc. ........................................................   United States    178,900        8,193,620
     Reuters Group PLC .........................................................  United Kingdom    355,400        1,885,181
     Scripps Co., A ............................................................   United States    487,500       37,537,500
     TVA Group Inc., B .........................................................      Canada      1,136,200       10,570,866
    *TVMAX Holdings Inc. .......................................................   United States     57,982        1,101,658
     Washington Post Co., B ....................................................   United States     71,303       38,860,135
                                                                                                               --------------
                                                                                                                 215,177,962
                                                                                                               --------------
     METALS & MINING 1.6%
     Anglo American PLC ........................................................  United Kingdom    757,700       12,600,230
     Anglo American PLC, ADR ...................................................  United Kingdom      1,000           16,350
     Impala Platinum Holdings Ltd. .............................................   South Africa     303,300       16,821,236
 *(R)International Steel Group .................................................   United States        633        6,330,000
     Newmont Mining Corp. ......................................................   United States    757,500       19,944,975
                                                                                                               --------------
                                                                                                                  55,712,791
                                                                                                               --------------
     MULTI-UTILITIES 1.3%
     Suez SA ...................................................................      France      1,729,463       46,116,281
                                                                                                               --------------

    *MULTILINE RETAIL 1.2%
     Federated Department Stores Inc. ..........................................   United States  1,059,200       42,050,240
                                                                                                               --------------

     OIL & GAS 3.3%
     Amerada Hess Corp. ........................................................   United States    171,600       14,157,000
     BP PLC ....................................................................  United Kingdom  1,178,200        9,895,257
     BP PLC, ADR ...............................................................  United Kingdom    160,100        8,083,449
     Burlington Resources Inc. .................................................   United States     45,000        1,710,000
     Conoco Inc. ...............................................................   United States  1,422,940       39,557,732
     Encana Corp. ..............................................................      Canada        706,246       21,685,651
     Pennzoil-Quaker State Co. .................................................   United States     87,100        1,875,263
    *Southwest Royalties Inc., A ...............................................   United States     53,272        1,598,153

MUTUAL DISCOVERY FUND


                                                                                                    SHARES/
                                                                                     COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     OIL & GAS (CONT.)
     Total Fina Elf SA, B ......................................................      France         25,671    $   4,167,963
     Total Fina Elf SA, B, ADR .................................................      France        208,648       16,879,623
                                                                                                               --------------
                                                                                                                 119,610,091
                                                                                                               --------------
     PAPER & FOREST PRODUCTS 2.8%
     Abitibi-Consolidated Inc. .................................................      Canada      2,523,104       23,258,543
     International Paper Co. ...................................................   United States    289,190       12,602,900
     MeadWestvaco Corp. ........................................................   United States    854,200       28,666,952
     Potlatch Corp. ............................................................   United States  1,111,450       37,811,529
                                                                                                               --------------
                                                                                                                 102,339,924
                                                                                                               --------------
     PHARMACEUTICALS 2.4%
     Bristol-Myers Squibb Co. ..................................................   United States    323,400        8,311,380
     Daiichi Pharmaceutical Co. ................................................       Japan      1,247,400       22,791,640
     Merck & Co. Inc. ..........................................................   United States    486,400       24,631,296
     Schering-Plough Corp. .....................................................   United States    319,900        7,869,540
     Takeda Chemical Industries Ltd. ...........................................       Japan        492,200       21,599,967
                                                                                                               --------------
                                                                                                                  85,203,823
                                                                                                               --------------
     REAL ESTATE 2.6%
    *Canary Wharf Group PLC ....................................................  United Kingdom  6,114,583       41,474,704
     Fastighets AB Tornet ......................................................      Sweden        876,455       16,212,193
     iStar Financial Inc. ......................................................   United States    685,700       19,542,450
 *(R)Security Capital European Realty ..........................................    Luxembourg      357,000        5,025,668
     Ventas Inc. ...............................................................   United States    856,200       10,916,550
                                                                                                               --------------
                                                                                                                  93,171,565
                                                                                                               --------------
     ROAD & RAIL 1.2%
     Canadian National Railway Co. .............................................      Canada        224,900       11,835,752
     Florida East Coast Industries Inc., A .....................................   United States    509,500       12,890,350
     Florida East Coast Industries Inc., B .....................................   United States     50,400        1,199,520
     Railtrack Group PLC .......................................................  United Kingdom  5,111,121       17,334,153
                                                                                                               --------------
                                                                                                                  43,259,775
                                                                                                               --------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS .2%
    *Agere Systems Inc., A .....................................................   United States  3,367,300        4,714,220
    *Agere Systems Inc., B .....................................................   United States    627,900          941,850
     Teradyne Inc. .............................................................   United States     51,900        1,219,650
                                                                                                               --------------
                                                                                                                   6,875,720
                                                                                                               --------------
     SPECIALTY RETAIL 1.0%
     GIB Group SA ..............................................................      Belgium       906,641       34,732,366
                                                                                                               --------------
     TEXTILES & APPAREL .1%
     Compagnie Financiere Richemont AG, A ......................................    Switzerland     152,800        3,475,411
                                                                                                               --------------
     TOBACCO 7.1%
     Altadis SA ................................................................       Spain      2,582,691       53,308,685
     Altadis SA (Paris Listed) .................................................       Spain         69,500        1,416,000
                                                                                                               --------------

MUTUAL DISCOVERY FUND

                                                                                                    SHARES/
                                                                                     COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     TOBACCO (CONT.)
     British American Tobacco PLC ..............................................  United Kingdom  5,449,518    $  58,560,348
     Gallaher Group PLC ........................................................  United Kingdom  1,624,963       15,232,635
     Gallaher Group PLC, ADR ...................................................  United Kingdom     32,600        1,217,610
    *Imperial Tobacco Group PLC ................................................  United Kingdom  3,233,209       52,161,704
     ITC Ltd. ..................................................................       India      1,202,467       15,748,232
     Korea Tobacco & Ginseng Corp. .............................................    South Korea   1,638,314       21,244,970
     Korea Tobacco & Ginseng Corp., GDR, 144A ..................................    South Korea     703,750        4,567,338
     Philip Morris Cos. Inc. ...................................................   United States    763,200       33,336,576
                                                                                                               --------------
                                                                                                                 256,794,098
                                                                                                               --------------
     TRADING COMPANIES & DISTRIBUTORS .3%
     Compania de Distribucion Intefral Logista SA ..............................       Spain        644,279       11,834,943
                                                                                                               --------------
     TRANSPORTATION INFRASTRUCTURE .4%
     Mersey Docks & Harbour Co. ................................................  United Kingdom  1,776,885       16,074,463
                                                                                                               --------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $2,391,202,810) ......                               2,800,991,277
     PREFERRED STOCKS .5%

     Dyckerhoff AG, pfd. .......................................................      Germany       384,617        5,283,660
    *Genesis Health Ventures Inc., 6.00%, cvt., pfd. ...........................   United States      2,804          278,998
     Henkel KGAA, pfd. .........................................................      Germany       150,300       10,331,121
    *McLeodUSA Inc., cvt., pfd. ................................................   United States    104,062          390,232
     United Fire & Casualty Co., cvt., pfd. ....................................   United States    110,800        3,078,024
                                                                                                               --------------
     TOTAL PREFERRED STOCKS (COST $19,466,273) .................................                                  19,362,035
                                                                                                               --------------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT**
                                                                                               ---------------
     CORPORATE BONDS & NOTES 2.2%
     Alderwoods Group Inc.:
        11.00%, 1/02/07 ........................................................   United States $1,569,400        1,585,094
        12.25%, 1/02/09 ........................................................   United States  4,526,700        4,685,134
     DecisionOne Corp., Term Loan ..............................................   United States  3,211,039        2,729,383
     Eurotunnel Finance Ltd., Equity Note, 12/31/03 ............................  United Kingdom  3,928,550 GBP    2,904,226
     Eurotunnel PLC:
        12/31/25, Tier 3 .......................................................  United Kingdom  4,477,438 GBP    4,504,328
        12/31/50, Resettable Advance R5 ........................................  United Kingdom  6,815,637 GBP    4,571,046
        Stabilization Advance S8, Tier 1 .......................................  United Kingdom  6,177,765 GBP    2,589,527
        Stabilization Advance S8, Tier 2 .......................................  United Kingdom  6,883,665 GBP    2,728,032
     Eurotunnel SA:
        5.28%, 12/31/25, Tier 3 (Pibor) ........................................      France      1,469,409 EUR      943,268
        12/31/25, Tier 3 (Libor) ...............................................      France      6,598,601 EUR    4,235,888
        12/31/50, Resettable Advance R4 ........................................      France     10,281,332 EUR    4,467,672
        Stabilization Advance S6, Tier 1 (Pibor) ...............................      France      1,667,483 EUR      452,870
        Stabilization Advance S6, Tier 2 (Libor) ...............................      France      5,201,953 EUR    1,335,731
        Stabilization Advance S7, Tier 1 (Libor) ...............................      France      2,841,479 EUR      771,714
    +HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 ..............................  United Kingdom  8,105,000        2,553,075

MUTUAL DISCOVERY FUND

                                                                                                  PRINCIPAL
                                                                                    COUNTRY        AMOUNT**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Intermedia Communications Inc.:
        8.50%, 1/15/08 ......................................................... United States $    885,000    $     287,625
        8.60%, 6/01/08 ......................................................... United States    1,170,000          380,250
        9.50%, 3/01/09 ......................................................... United States    1,075,000          349,375
     Providian Financial Corp., senior note, cvt., zero cpn., 2/15/21 .......... United States   14,030,000        4,261,612
     Southwest Royalties Inc., 10.50%, 6/30/04 ................................. United States    3,551,000        3,551,000
     Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ...............................United Kingdom    1,870,000        1,316,312
     Tyco International Group SA:
        6.375%, 2/15/06 ........................................................  Luxembourg      8,355,000        6,736,219
        6.125%, 11/01/08 .......................................................  Luxembourg      3,570,000        2,757,825
        6.125%, 1/15/09 ........................................................  Luxembourg        925,000          714,563
     Tyco International Ltd., cvt., zero cpn., 11/17/20 ........................    Bermuda       2,670,000        1,654,038
     Xerox Credit Corp.:
        0.80%, 12/16/02 ........................................................ United States  900,000,000 JPY    7,058,235
        1.50%, 6/06/05 ......................................................... United States  900,000,000 JPY    5,293,676
        2.00%, 6/06/07 ......................................................... United States  600,000,000 JPY    3,303,855
                                                                                                               --------------
     TOTAL CORPORATE BONDS & NOTES (COST $81,244,135) ..........................                                  78,721,573
                                                                                                               -------------
    *BONDS & NOTES IN REORGANIZATION 6.3%
     Adelphia Communications Corp.:
        9.25%, 10/01/02 ........................................................ United States    1,660,000          655,700
        7.50%, 1/15/04 ......................................................... United States    1,655,000          662,000
        10.50%, 7/15/04 ........................................................ United States    2,605,000        1,055,025
        10.25%, 11/01/06 ....................................................... United States    4,965,000        1,986,000
        9.875%, 3/01/07 ........................................................ United States    1,190,000          481,950
        8.375%, 2/01/08 ........................................................ United States    5,450,000        2,207,250
        7.75%, 1/15/09 ......................................................... United States    3,245,000        1,298,000
        7.875%, 5/01/09 ........................................................ United States    1,790,000          698,100
        9.375%, 11/15/09 ....................................................... United States    1,280,000          524,800
        10.875%, 10/01/10 ...................................................... United States      420,000          168,000
        10.25%, 6/15/11 ........................................................ United States    4,100,000        1,701,500
        cvt., 6.00%, 2/15/06 ................................................... United States   22,185,000        1,996,650
        cvt., 3.25%, 5/01/21 ................................................... United States    2,555,000          229,950
     Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ....................... United States      280,000           17,640
     Century Communications Corp., zero cpn., 3/15/03 .......................... United States    4,265,000        1,300,825
     Comdisco Inc.:
        6.13%, 8/01/01 ......................................................... United States    7,065,000        5,828,625
        7.23%, 8/16/01 ......................................................... United States    1,640,000        1,369,400
        6.65%, 11/13/01 ........................................................ United States    1,300,000        1,092,000
        6.375%, 11/30/01 ....................................................... United States    4,070,000        3,296,700
        6.00%, 1/30/02 ......................................................... United States    8,300,000        6,930,500
        5.95%, 4/30/02 ......................................................... United States   11,700,000        9,652,500
        6.125%, 1/15/03 ........................................................ United States    1,620,000        1,344,600
        9.50%, 8/15/03 ......................................................... United States    1,965,000        1,650,600
        Revolver ............................................................... United States    4,111,000        3,412,130
     Dow Corning Corp.:
        8.55%, 3/01/01 ......................................................... United States    2,705,000        4,490,300
        9.38%, 2/01/08 ......................................................... United States      100,000          187,000

MUTUAL DISCOVERY FUND

                                                                                                  PRINCIPAL
                                                                                    COUNTRY        AMOUNT**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Dow Corning Corp.: (cont.)
        8.15%, 10/15/29 .......................................................  United States $    500,000    $     830,000
        Bank Claim ............................................................  United States    6,938,674       10,061,078
        Bank Debt .............................................................  United States    1,241,480        1,800,146
        Bank Debt #1 ..........................................................  United States    3,250,000        4,712,500
     Enron Corp.:
        FRN, .6788%, 6/18/03 ..................................................  United States  200,000,000 JPY      191,890
        144A, 8.00%, 8/15/05 ..................................................  United States    2,157,000          431,400
     Enron Corp. Trust II, 144A, 7.375%, 5/15/06 ..............................  United States    1,614,000          322,800
     Frontier Corp., 7.25%, 5/15/04 ...........................................  United States      970,000          121,250
     Genesis Health Ventures Inc., zero cpn., 9/15/04 .........................  United States        2,679            2,679
     Global Crossing Holdings Ltd.:
        9.125, 11/15/06 .......................................................  United States    5,415,000           81,225
        9.625%, 5/15/08 .......................................................  United States    2,675,000           40,125
        9.50%, 11/15/09 .......................................................  United States    4,480,000           67,200
        Revolver ..............................................................  United States   11,603,692        2,146,683
        Term Loan .............................................................  United States    8,200,000        1,517,000
     Global Crossing Ltd., 6.00% 10/15/03 .....................................  United States      920,000          115,000
     Harnischfeger Industries Inc.:
        8.90%, 3/01/22 ........................................................  United States    2,885,000          173,100
        8.70%, 6/15/22 ........................................................  United States    2,715,000          162,900
        7.25%, 12/15/25 .......................................................  United States    3,930,000          235,800
        6.875%, 2/15/27 .......................................................  United States    3,670,000          220,200
        Stipulated Bank Claim .................................................  United States    4,550,000          273,000
     Laidlaw Inc.:
        7.70%, 8/15/02 ........................................................     Canada        5,565,000        3,464,212
        7.05%, 5/15/03 ........................................................     Canada        3,325,000        2,111,375
        6.65%, 10/01/04 .......................................................     Canada          775,000          476,625
        7.875%, 4/15/05 .......................................................     Canada        3,120,000        1,918,800
        6.50%, 5/01/05 ........................................................     Canada        2,535,000        1,546,350
        7.65%, 5/15/06 ........................................................     Canada        1,799,000        1,151,360
        6.70%,  5/01/08 .......................................................     Canada        2,325,000        1,418,250
        8.75%, 4/15/25 ........................................................     Canada        3,018,000        1,886,250
        6.72%, 10/01/27 .......................................................     Canada        6,560,000        4,034,400
        Revolver ..............................................................     Canada       14,085,731        9,120,511
     Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 .......................................................  United States   17,490,000        4,722,300
        10.00%, 11/15/08 ......................................................  United States   11,585,000          173,775
        senior note, 10.00%, 12/15/09 .........................................  United States   11,832,000          177,480
        senior note, 10.00%, 12/15/09 .........................................  United States    5,460,000 EUR      107,845
     NTL Communications Corp.:
        12.75%, 4/15/05 ....................................................... United Kingdom    2,440,000          756,400
        9.25%, 11/15/06 ....................................................... United Kingdom    4,955,000 EUR    1,468,061
        10.00%, 2/15/07 ....................................................... United Kingdom    9,486,000        2,845,800
        12.375%, 2/01/08 ...................................................... United Kingdom    8,670,000 EUR    2,568,737
        11.50%, 10/01/08 ...................................................... United Kingdom    7,647,000        2,294,100
        9.875%, 11/15/09 ...................................................... United Kingdom    6,180,000 EUR    1,831,003
        11.875%, 10/01/10 ..................................................... United Kingdom    3,505,000          946,350

MUTUAL DISCOVERY FUND

                                                                                                PRINCIPAL
                                                                                   COUNTRY       AMOUNT**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     NTL Communications Corp. (cont.)
        cvt., 7.00%, 2/15/08 .................................................. United Kingdom   $8,965,000    $   2,286,075
        Series B, 12.375%, 10/01/08 ........................................... United Kingdom    2,941,000          602,905
        Series B, 9.75%, 4/15/09 .............................................. United Kingdom   15,945,000 GBP    7,068,166
        Series B, 11.50%, 11/15/09 ............................................ United Kingdom    5,010,000 EUR    1,250,996
     NTL Inc.:
        9.75%, 4/01/08 ........................................................ United Kingdom   29,045,000        7,842,150
        cvt., 5.75%, 12/15/09 ................................................. United Kingdom   14,095,000        2,114,250
        Series B, 11.50%, 2/01/06 ............................................. United Kingdom    7,282,000        2,184,600
        Series B, 9.50%, 4/01/08 .............................................. United Kingdom    9,445,000 GBP    4,318,965
        Series B, 10.75%, 4/01/08 ............................................. United Kingdom   24,975,000 GBP   11,420,449
     Owens Corning, Revolver ..................................................  United States   14,662,069       10,043,517
     PG & E Corp.:
        5.00%, 1/31/03 ........................................................  United States    1,601,320        1,601,320
        7.375%, 11/01/05 ......................................................  United States   16,128,000       16,208,640
        Commercial Paper, 1/18/01 .............................................  United States      660,000          646,800
        Commercial Paper, 1/30/01 .............................................  United States      325,000          318,500
        Commercial Paper, 2/16/01 .............................................  United States      975,000          955,500
        FRN, 144A, 7.575%, 10/31/01 ...........................................  United States    5,561,000        5,477,585
        MTN, 5.94%, 10/07/03 ..................................................  United States      825,000          767,250
     Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 ......................  United States      150,000            9,450
     Safety Kleen Corp.:
        9.25%, 5/15/09 ........................................................  United States      520,000           15,600
        Revolver ..............................................................  United States    4,599,588        2,529,773
        Term Loan .............................................................  United States      483,137 CAD      112,771
        Term Loan A ...........................................................  United States    4,474,474        2,371,471
        Term Loan B ...........................................................  United States    4,429,926        2,347,861
        Term Loan C ...........................................................  United States    4,429,926        2,347,861
     Safety Kleen Services, 9.25%, 6/01/08 ....................................  United States       40,000              900
     Southern California Edison Co.:
        7.20%, 11/03/03 .......................................................  United States    8,543,000        8,756,575
        6.375%, 1/15/06 .......................................................  United States      480,000          463,200
        7.125%, 7/15/25 .......................................................  United States      435,000          395,850
     Williams Communications Inc.:
        Term Loan .............................................................  United States    3,852,267        2,696,587
        Term Loan A ...........................................................  United States    1,560,413        1,092,289
     WorldCom Inc.:
        8.25%, 5/15/10 ........................................................  United States    6,665,000        1,099,725
        7.375%, 1/15/11 .......................................................  United States   13,034,000        2,606,800
        7.50%, 5/15/11 ........................................................  United States   10,220,000        1,584,100
        8.25%, 5/15/31 ........................................................  United States      500,000           81,250
     WorldCom Inc. - MCI Group:
        6.50%, 4/15/10 ........................................................  United States      855,000          265,050
        7.125% 6/15/27 ........................................................  United States      445,000          155,750
                                                                                                               --------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $246,411,436) ................                                  226,804,236
                                                                                                               --------------

MUTUAL DISCOVERY FUND


                                                                                             SHARES/PRINCIPAL
                                                                                   COUNTRY        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMPANIES IN LIQUIDATION .1%
    *City Investing Company Liquidating Trust .................................  United States      125,500   $      240,960
    *MBOP Liquidating Trust ...................................................  United States      273,144          136,572
*(R)+MWCR LLC .................................................................      Italy       11,141,868        1,021,932
    *Petrie Stores Liquidating Trust, CBI .....................................  United States    1,213,700        1,086,262
     United Companies Financial Corp., Revolver ...............................  United States   19,711,401          197,114
                                                                                                              ---------------
     TOTAL COMPANIES IN LIQUIDATION (COST $354,166) ...........................                                    2,682,840
                                                                                                              ---------------
     GOVERNMENT AGENCIES 10.3%
     Federal Home Loan Bank, 1.701% to 3.777%, with maturities to 3/06/03 .....  United States $ 87,000,000       86,467,797
     Federal Home Loan Mortgage Corp., 1.981% to 3.875%,
        with maturities to 4/25/03 ............................................  United States  116,965,000      116,558,314
    aFederal National Mortgage Association, 1.70% to 3.70%,
        with maturities to 5/30/03 ............................................  United States  164,800,000      163,592,203
     U.S. Treasury Bill, 1.775%, 12/12/02 .....................................  United States    3,500,000        3,473,691
                                                                                                              ---------------
     TOTAL GOVERNMENT AGENCIES (COST $369,337,612) ............................                                  370,092,005
                                                                                                              ---------------
     SHORT TERM INVESTMENTS 4.7%
     Alliance & Leicester PLC, Commercial Paper, 8/28/02 ...................... United Kingdom   30,000,000       29,945,700
     Bradford and Bingley PLC, Commercial Paper, 7/15/02 ...................... United Kingdom   10,000,000        9,991,600
     Bradford and Bingley PLC, Commercial Paper, 9/06/02 ...................... United Kingdom   30,000,000       29,896,740
     Irish Life and Permanent PLC, Commercial Paper, 8/16/02 .................. Irish Republic   25,000,000       24,941,861
     Lloyds TSB Bank PLC, Commercial Paper, 8/06/02 ........................... United Kingdom   20,000,000       19,960,892
     Northern Rock PLC, Commercial Paper, 8/27/02 ............................. United Kingdom   20,000,000       19,939,000
     Westdeutsche Landesbank Girozentrale, Commercial Paper, 7/19/02 ..........     Germany      36,000,000       35,961,569
                                                                                                              ---------------
     TOTAL SHORT TERM INVESTMENTS (COST $170,613,928) .........................                                  170,637,362
                                                                                                              ---------------
     TOTAL INVESTMENTS (COST $3,278,630,360) 102.0% ...........................                                3,669,291,328
     SECURITIES SOLD SHORT (.1)% ..............................................                                   (3,547,578)
     NET EQUITY IN FORWARD CONTRACTS (3.0)% ...................................                                 (107,618,534)
     OTHER ASSETS, LESS LIABILITIES 1.1% ......................................                                   39,524,945
                                                                                                              ---------------
     TOTAL NET ASSETS 100.0% ..................................................                               $3,597,650,161
                                                                                                              ===============

MUTUAL DISCOVERY FUND


     SECURITIES SOLD SHORT
     ISSUER                                                                        COUNTRY         SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
     Amgen Inc. ...............................................................  United States     60,116         $2,517,658
     Univision Communications Inc., A .........................................  United States     32,800          1,029,920
                                                                                                                  ----------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,144,867) ........................                                   $3,547,578
                                                                                                                  ==========



  (b)SYNTHETIC EQUITY SWAPS (SES)
                                                                                                  VALUE AT      UNREALIZED
     ISSUER                                                               COUNTRY      SHARES      6/30/02         GAIN
--------------------------------------------------------------------------------------------------------------------------------
     Assa Abloy AB, ses., 138.82 ......................................   Sweden      125,281    $1,765,299       $  122,834
     Assa Abloy AB, ses., 161.30 ......................................   Sweden       62,560       881,515          213,886
     Assa Abloy AB, ses., 161.59 ......................................   Sweden       77,736     1,095,356          271,428
     Assa Abloy AB, ses., 161.59 ......................................   Sweden       74,575     1,050,815          257,374
     Assa Abloy AB, ses., 163.05 ......................................   Sweden      103,481     1,458,121          373,493
     Assa Abloy AB, ses., 169.50 ......................................   Sweden        9,500       133,862           40,949
                                                                                                 ---------------------------
     TOTAL SYNTHETIC EQUITY SWAPS .....................................                          $6,384,968       $1,279,964
                                                                                                 ===========================
     CURRENCY ABBREVIATIONS:
     CAD -- Canadian Dollar
     EUR -- European Unit
     GBP -- British Pound
     JPY -- Japanese Yen

     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated.
     aSee note 1(f) regarding securities segregated with broker for securities sold short.
     bSee note 1(d) regarding synthetic equity swaps.
     (R)See note 7 regarding restricted securities.
     +The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2002 were $60,262,390.

                       See notes to financial statements.

MUTUAL DISCOVERY FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $3,278,630,360) ...  $3,669,291,328
 Cash ........................................................       4,465,982
 Foreign currency, at value (cost $4,529,172) ................       4,822,848
 Receivables:
  Investment securities sold .................................      42,554,535
  Capital shares sold ........................................       5,688,756
  Dividends and interest .....................................       6,266,298
 Unrealized gain on forward exchange contracts (Note 6) ......       1,155,731
 Deposits with broker for securities sold short ..............       2,423,152
 Due from broker-- variation margin ..........................       3,277,843
                                                                ---------------
       Total assets ..........................................   3,739,946,473
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased ............................      18,517,403
  Capital shares redeemed ....................................       6,000,324
  To affiliates ..............................................       4,897,661
 Securities sold short, at value (proceeds $4,144,867) .......       3,547,578
 Unrealized loss on forward exchange contracts (Note 6) ......     108,774,265
 Accrued expenses ............................................         559,081
                                                                ---------------
       Total liabilities .....................................     142,296,312
                                                                ---------------
Net assets, at value .........................................  $3,597,650,161
                                                                ===============
Net assets consist of:
 Undistributed net investment income .........................  $   21,772,472
 Net unrealized appreciation .................................     285,444,866
 Accumulated net realized gain ...............................      25,656,704
 Capital shares ..............................................   3,264,776,119
                                                                ---------------
Net assets, at value .........................................  $3,597,650,161
                                                                ===============

MUTUAL DISCOVERY FUND
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)


CLASS Z:
 Net asset value and maximum offering price per share ($1,927,381,052 / 105,892,805 shares outstanding) ......        $18.20
                                                                                                                  ===========
CLASS A:
 Net asset value per share ($1,016,473,280 / 56,267,646 shares outstanding) ..................................        $18.06
                                                                                                                  ===========
 Maximum offering price per share ($18.06 / 94.25%) ..........................................................        $19.16
                                                                                                                  ===========
CLASS B:
 Net asset value and maximum offering price per share ($60,296,077 / 3,386,842 shares outstanding)* ..........        $17.80
                                                                                                                  ===========
CLASS C:
 Net asset value per share ($592,408,383 / 32,975,203 shares outstanding)* ...................................        $17.97
                                                                                                                  ===========
 Maximum offering price per share ($17.97 / 99.00%) ..........................................................        $18.15
                                                                                                                  ===========
CLASS R:
 Net asset value and maximum offering price per share ($1,091,369 / 60,469 shares outstanding)* ..............        $18.05
                                                                                                                  ===========




*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

MUTUAL DISCOVERY FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $3,213,350)
 Dividends .................................................................. $  33,289,771
 Interest ...................................................................    21,722,166
                                                                              --------------
      Total investment income ...............................................                 $ 55,011,937
Expenses:
 Management fees (Note 3) ...................................................    14,379,265
 Administrative fees (Note 3) ...............................................     1,396,447
 Distribution fees (Note 3)
  Class A ...................................................................     1,724,549
  Class B ...................................................................       254,642
  Class C ...................................................................     2,914,989
  Class R ...................................................................           786
 Transfer agent fees (Note 3) ...............................................     1,865,600
 Custodian fees .............................................................       205,600
 Reports to shareholders ....................................................       164,400
 Professional fees ..........................................................        45,800
 Directors' fees and expenses ...............................................        47,000
 Dividends for securities sold short ........................................        44,255
 Other ......................................................................        24,400
                                                                              --------------
      Total expenses ........................................................                   23,067,733
                                                                                              -------------
           Net investment income ............................................                   31,944,204
                                                                                              -------------
Realized and unrealized gains (losses): Net realized gain (loss) from:

  Investments ...............................................................    56,757,878
  Foreign currency transactions .............................................   (11,526,426)
                                                                              --------------
      Net realized gain .....................................................                   45,231,452
Net unrealized appreciation (depreciation) on:
  Investments ...............................................................    53,873,697
  Translation of assets and liabilities denominated in foreign currencies ...  (115,534,350)
                                                                              --------------
      Net unrealized depreciation ...........................................                  (61,660,653)
                                                                                              -------------
Net realized and unrealized loss ............................................                  (16,429,201)
                                                                                              -------------
Net increase in net assets resulting from operations ........................                 $ 15,515,003
                                                                                              =============

                       See notes to financial statements.

MUTUAL DISCOVERY FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2001

                                                                                SIX MONTHS ENDED         YEAR ENDED
                                                                                 JUNE 30, 2002       DECEMBER 31, 2001
                                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................... $   31,944,204           $  58,653,929
  Net realized gain from investments and foreign currency transactions ........     45,231,452              60,817,196
  Net unrealized depreciation on investments and translation of assets and
     liabilities denominated in foreign currencies .............................   (61,660,653)            (87,913,439)
                                                                                ---------------------------------------
     Net increase in net assets resulting from operations .....................     15,515,003              31,557,686
 Distributions to shareholders from:
  Net investment income:
   Class Z ....................................................................     (4,769,733)            (34,739,753)
   Class A ....................................................................     (2,237,095)            (13,391,427)
   Class B ....................................................................       (112,457)               (380,060)
   Class C ....................................................................       (990,566)             (4,587,714)
   Class R ....................................................................         (1,679)                     --
  Net realized gains:
   Class Z ....................................................................     (8,367,428)            (65,607,487)
   Class A ....................................................................     (4,429,320)            (30,118,410)
   Class B ....................................................................       (260,777)             (1,283,289)
   Class C ....................................................................     (2,592,765)            (19,061,201)
   Class R ....................................................................         (2,979)                     --
                                                                                ---------------------------------------
 Total distributions to shareholders ..........................................    (23,764,799)           (169,169,341)
 Capital share transactions (Note 2):
  Class Z .....................................................................     (4,847,947)             (3,223,428)
  Class A .....................................................................    109,957,147              70,515,975
  Class B .....................................................................     19,885,078              23,326,241
  Class C .....................................................................     34,070,476              29,674,408
  Class R .....................................................................      1,130,519                      --
                                                                                ---------------------------------------
 Total capital share transactions .............................................    160,195,273             120,293,196
     Net increase (decrease) in net assets ....................................    151,945,477             (17,318,459)
Net assets:
 Beginning of period ..........................................................  3,445,704,684           3,463,023,143
                                                                                ---------------------------------------
 End of period ................................................................ $3,597,650,161          $3,445,704,684
                                                                                =======================================
Undistributed net investment income included in net assets:
 End of period ................................................................ $   21,772,472          $   (2,060,202)
                                                                                =======================================

                       See notes to financial statements.

MUTUAL DISCOVERY FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest 50% or more of its assets in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

I. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002 there were 800 million shares authorized ($0.001 par value) of which 300 million, 100 million, 100 million, 100 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R, respectively. Transactions in the Fund's shares were as follows:

MUTUAL DISCOVERY FUND

2. CAPITAL STOCK (CONT.)


                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                         JUNE 30, 2002                DECEMBER 31, 2001
                                                  ----------------------------------------------------------
                                                     SHARES       AMOUNT            SHARES        AMOUNT
                                                  ----------------------------------------------------------
CLASS Z SHARES:
Shares sold .....................................  4,782,863  $ 89,935,742        6,654,736  $ 127,094,156
Shares issued on reinvestment of distributions ..    657,652    12,212,597        5,164,770     94,066,977
Shares redeemed ................................. (5,710,076) (106,996,286)     (11,843,681)  (224,384,561)
                                                  ----------------------------------------------------------
Net decrease ....................................   (269,561) $ (4,847,947)         (24,175) $  (3,223,428)
                                                  ==========================================================

                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                         JUNE 30, 2002                DECEMBER 31, 2001
                                                  ----------------------------------------------------------
                                                     SHARES       AMOUNT            SHARES        AMOUNT
                                                  ----------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................... 10,844,098  $202,812,353       21,758,750  $ 415,701,505
Shares issued on reinvestment of distributions ..    343,082     6,322,979        2,273,543     41,144,428
Shares redeemed ................................. (5,327,436)  (99,178,185)     (20,235,053)  (386,329,958)
                                                  ----------------------------------------------------------
Net increase ....................................  5,859,744  $109,957,147        3,797,240  $  70,515,975
                                                  ==========================================================


                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                         JUNE 30, 2002                DECEMBER 31, 2001
                                                  ----------------------------------------------------------
                                                     SHARES       AMOUNT            SHARES        AMOUNT
                                                  ----------------------------------------------------------
CLASS B SHARES:
Shares sold .....................................  1,208,377   $22,374,637        1,343,474  $  25,198,782
Shares issued on reinvestment of distributions ..     18,343       333,290           81,897      1,460,770
Shares redeemed .................................   (153,288)   (2,822,849)        (181,162)    (3,333,311)
                                                  ----------------------------------------------------------
Net increase ....................................  1,073,432   $19,885,078        1,244,209  $  23,326,241
                                                  ==========================================================


                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                         JUNE 30, 2002                DECEMBER 31, 2001
                                                  ----------------------------------------------------------
                                                     SHARES       AMOUNT            SHARES        AMOUNT
                                                  ----------------------------------------------------------
CLASS C SHARES:
Shares sold .....................................  3,455,962  $ 64,476,455        5,656,897  $ 107,006,392
Shares issued on reinvestment of distributions ..    178,709     3,277,540        1,200,898     21,753,786
Shares redeemed ................................. (1,818,410)  (33,683,519)      (5,262,018)   (99,085,770)
                                                  ----------------------------------------------------------
Net increase ....................................  1,816,261  $ 34,070,476        1,595,777  $  29,674,408
                                                  ==========================================================

                                                         PERIOD ENDED
                                                        JUNE 30, 2002*
                                                  -------------------------
                                                     SHARES       AMOUNT
                                                  -------------------------
CLASS R SHARES:
Shares sold .....................................     64,143    $1,196,852
Shares issued on reinvestment of distributions ..        247         4,560
Shares redeemed .................................     (3,921)      (70,893)
                                                  -------------------------
Net increase ....................................     60,469    $1,130,519
                                                  =========================

*Effective date of Class R shares was January 2, 2002.

MUTUAL DISCOVERY FUND

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, 1.00% and .50% per year of the average daily net assets of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $225,606 and $29,185, respectively.

4. INCOME TAXES

At June 30, 2001, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments ....................... $3,287,180,854
                                                             ===============
                 Unrealized appreciation ...................    588,266,910
                 Unrealized depreciation ...................   (206,156,436)
                                                             ===============
                 Net unrealized appreciation ............... $  382,110,474
                                                             ===============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 2001, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2001 of $5,639,574 and $70,301, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

MUTUAL DISCOVERY FUND

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002, aggregated $940,647,499 and $574,834,239, respectively.

Transactions in options written during the period ended June 30, 2002 were as follows:

                                                        NUMBER
                                                     OF CONTRACTS PREMIUM
                                                     ---------------------
        Options outstanding at December 31, 2001          --     $     --
        Options written                               87,527      457,774
        Options expired                              (71,826)    (328,832)
        Options exercised                            (15,701)    (128,942)
                                                     ---------------------
        Options outstanding at June 30, 2002              --     $     --
                                                     =====================

6. FORWARD EXCHANGE CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.


                                                                    IN       SETTLEMENT       UNREALIZED
CONTRACTS TO BUY:                                              EXCHANGE FOR     DATE          GAIN (LOSS)
-----------------                                              ---------------------------------------------
   44,252,939   Danish Krone ...........................  U.S. $  5,468,548    7/16/02   U.S.  $   409,326
   12,014,900   Canadian Dollars .......................          7,693,245    8/19/02             196,498
    3,400,000   Swiss Franc ............................          2,247,414    9/13/02              40,332
   44,568,550   Norwegian Krone ........................          5,751,126   10/15/02              94,674
    9,522,771   European Unit ..........................          8,930,730   11/21/02             414,901
                                                               ------------                    ------------

                                                          U.S.  $30,091,063                      1,155,731
                                                               ============                    ------------
           Unrealized gain on forward exchange contracts                                         1,155,731
                                                                                               ------------

CONTRACTS TO BUY:
-----------------
      312,375   British Pounds .........................  U.S.    $ 472,140   11/18/02                (278)
    2,334,546   European Unit ..........................          2,299,364   11/21/02              (7,954)
                                                               ------------                    ------------
                                                          U.S. $  2,771,504               U.S. $    (8,232)
                                                               ============

MUTUAL DISCOVERY FUND

6. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                                        IN       SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                                                 EXCHANGE FOR     DATE          GAIN (LOSS)
------------------                                                               ----------------------------------------------
    56,399,042   European Unit ............................................   U.S.$   50,037,346    7/8/02   U.S. $ (5,639,017)
   103,366,027   British Pounds ...........................................          151,003,680    7/8/02          (6,462,466)
   571,926,006   Danish Krone .............................................           68,230,229   7/16/02          (7,734,260)
    66,423,693   European Unit ............................................           57,907,075   8/15/02          (7,558,464)
    91,128,190   Canadian Dollars .........................................           57,745,031   8/19/02          (2,095,498)
35,237,300,000   South Korean Won .........................................           27,795,130   8/20/02          (1,366,733)
    88,857,130   European Unit ............................................           82,445,161   8/21/02          (5,106,746)
    98,560,503   European Unit ............................................           86,059,452   8/27/02         (11,027,275)
    35,056,854   British Pounds ...........................................           50,958,316   8/28/02          (2,282,897)
   152,203,094   Canadian Dollars .........................................           99,084,785   8/30/02            (829,281)
    62,634,989   European Unit ............................................           54,660,187    9/9/02          (7,002,424)
   128,881,747   Swiss Franc ..............................................           78,083,687   9/13/02          (8,636,498)
   525,294,804   Swedish Krona ............................................           50,998,013   9/23/02          (5,793,131)
 1,471,604,455   Japanese Yen .............................................           11,924,515   9/24/02            (411,135)
    80,465,620   European Unit ............................................           70,766,746   9/25/02          (8,393,160)
    89,633,667   British Pounds ...........................................          127,347,111   9/25/02          (8,530,100)
    41,896,300   European Unit ............................................           36,881,173  10/15/02          (4,300,254)
   498,461,206   Norwegian Krone ..........................................           56,411,310  10/15/02          (8,968,978)
    12,500,000   British Pound ............................................           17,925,000  11/18/02            (956,985)
    39,375,000   European Unit ............................................           35,994,425  11/21/02          (2,648,135)
    30,897,595   Swiss Franc ..............................................           19,849,188  12/13/02            (972,696)
 5,200,000,000   Japanese Yen .............................................           42,387,181  12/24/02          (1,438,059)
 2,300,000,000   Japanese Yen .............................................           18,895,826   3/24/03            (611,841)
                                                                                  --------------                 --------------
                                                                              U.S.$1,353,390,567                  (108,766,033)
                                                                                  ==============                 --------------
         Unrealized loss on forward exchange contracts ....................                                       (108,774,265)
                                                                                                                 --------------
            Net unrealized loss on forward exchange contracts .............                               U.S.   $(107,618,534)
                                                                                                                 ==============

MUTUAL DISCOVERY FUND

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:

                                                                             ACQUISITION
NUMBER OF SHARES                             ISSUER                              DATE           COST           VALUE
------------------------------------------------------------------------------------------------------------------------
   128,355      A.B. Watley Group Inc. ........................................   4/02/01    $   407,498     $    19,253
 8,758,216      Hancock LLC ...................................................   3/06/97     11,788,183       8,758,216
       633      International Steel Group .....................................   4/10/02      6,330,000       6,330,000
    23,580      Montpelier Re Holdings Ltd. ...................................  12/11/01      2,358,000       2,324,988
11,141,868      MWCR LLC ......................................................   2/21/95           --         1,021,932
 8,656,000      Nippon Investment LLC .........................................   2/14/01      8,656,000       9,306,066
    47,160      Olympus Re Holdings Ltd. ......................................  12/19/01      4,716,000       5,031,500
   357,000      Security Capital European Realty ..............................   4/08/98      7,140,000       5,025,668
   110,000      White Mountains Insurance Group Inc. (Restricted) .............   6/01/01     22,000,000      33,074,250
                                                                                                            ------------
TOTAL RESTRICTED SECURITIES (1.97% OF NET ASSETS) ............................                               $70,891,873
                                                                                                            ============

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

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SEMIANNUAL REPORT
MUTUAL DISCOVERY FUND

CHAIRMAN OF THE BOARD
Peter A. Langerman

PRESIDENT
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Discovery Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 S2002 08/02                         [LOGO OMITTED] Printed on recycled paper